                                   POWER OF ATTORNEY

                                     April 25, 2018

        Know all by these present, that the undersigned hereby constitutes and appoints William E. McDonald and Andrea Bastyr, or any one of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

        (1)   execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Ceridian HCM Holding
              Inc. (the "Company") or as a stockholder of the Company or as a trustee of a stockholder of the Company, Forms 3, 4, and 5 and
              Schedules 13D or 13G, including amendments thereto, relating to the securities of the Company in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

        (2)   do and perform any and all acts for and on behalf of  the
              undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Schedule 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange
              Commission and any stock exchange or similar authority; and

        (3)   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with, or liabilities that may arise under, Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 or Schedules 13D or
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned's execution of this Power of Attorney.

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        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the day and year first above written.

                                        /s/ Ted P. Malley
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                                        Signature

                                        Ted P. Malley
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                                        Printed Name